UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 11, 2014

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500 Carle Place, New York 11514

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 11, 2014, 1-800-FLOWERS.COM, Inc. issued a press release announcing its financial results for its Fiscal 2014 Fourth Quarter and Full Year ended June 29, 2014. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished with this Form 8-K:

99.1 Press Release dated September 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, Inc.

By:	/s/ William E. Shea
William E. Shea
Chief Financial Officer and Senior Vice President

Date:	September 11, 2014